UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 30, 2002
                                                  ------------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------

              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)





United States                   333-84400                  22-2382028
-------------                   ---------                  ----------
(State or other                 (Commission File           (I.R.S. employer
Jurisdiction of                 Number)                    Identification No.)
Incorporation)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 575-5000.


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Item 5.   Other Events
          ------------

          On September 30, 2002, the Underwriting Agreement, dated as of September 24, 2002 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On September 30, 2002 the Series 2002-6 Supplement, dated as of September 30, 2002, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On September 30, 2002, the Indenture, dated as of September 30, 2002 (the "Indenture"), between Chase Credit Card Owner Trust 2002-6 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On September 30, 2002, the Trust Agreement, dated as of September 30, 2002 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On September 30, 2002, the Deposit and Administration Agreement, dated as of September 30, 2002 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          Exhibits

          1.3 Underwriting Agreement, dated as of September 24, 2002, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as representative of the several Underwriters.

          4.8 Series 2002-6 Supplement, dated as of September 30, 2002 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of September 30, 2002 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of September 30, 2002 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of September 30, 2002 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHASE MANHATTAN BANK USA,
                                        NATIONAL ASSOCIATION



                                        By: /s/ Patricia Garvey
                                           ----------------------------
                                        Name:   Patricia Garvey
                                        Title:  Vice President



Date: October 22, 2002

                               INDEX TO EXHIBITS
                               -----------------




Exhibit                Exhibit                          Sequentially
Number                                                  Numbered Pages


1.3                    Underwriting Agreement, dated
                       September 24, 2002 among Chase
                       USA, as Transferor, JPMCB, as
                       Servicer, and JPMSI, as
                       representative of the several
                       Underwriters.


4.8                    Series 2002-6 Supplement, dated
                       as of September 30, 2002, to
                       the Third Amended and Restated
                       Pooling and Servicing
                       Agreement, as amended by the
                       First Amendment thereto dated
                       as of March 31, 2001, among
                       Chase USA, as Transferor on and
                       after June 1, 1996, JPMCB, as
                       Transferor prior to June 1,
                       1996 and as Servicer, and the
                       Trustee.


4.9                    Indenture, dated as of
                       September 30, 2002 between the
                       Trust and The Bank of New York,
                       as Indenture Trustee.


4.10                   Trust Agreement, dated as of
                       September 30, 2002 between the
                       Depositor and Wilmington Trust
                       Company, as Owner Trustee.


4.11                   Deposit and Administration
                       Agreement, dated as of
                       September 30, 2002 between
                       Chase USA, as Depositor and
                       Administrator, and the Trust,
                       as Issuer.